UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2025

MICROBOT MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

288 Grove Street, Suite 388

Braintree, MA 02184

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 875-3605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MBOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

ATM Agreement

As previously disclosed by Microbot Medical Inc. (the “Company”), on June 10, 2021, the Company entered into an At-the-Market Offering Agreement, as amended on July 1, 2024 (the “ATM Agreement”) with H.C. Wainwright & Co. LLC (“Wainwright”), as sales agent, in connection with an “at the market offering” under which the Company may offer and sell, from time to time in its sole discretion, shares of its common stock having an aggregate offering price of up to $4,819,905 at market prices or as otherwise agreed with Wainwright. The compensation to Wainwright for sales of the shares is a placement fee of 3.0% of the gross sales price of the shares of common stock sold pursuant to this ATM Agreement.

In connection with entering into the ATM Agreement, on July 1, 2024, the Company filed with the SEC a prospectus supplement relating to the offer, issuance and sale of up to $4,819,905 of the Company’s shares of common stock pursuant to the ATM Agreement.

Through January 3, 2025, the Company issued and sold an aggregate of 4,276,486 shares of the Company’s common stock pursuant to the ATM Agreement, for total gross proceeds of $4,819,278 before deducting aggregate placement fees of $144,578 and other offering expenses. Accordingly, the Company is no longer selling any further shares of its common stock under the ATM Agreement.

As of January 3, 2025, after taking into account the issuance of all of the shares sold under the ATM Agreement, the Company had 20,242,119 shares of its common stock issued and outstanding.

Intellectual Property Update

The Company currently holds an intellectual property portfolio of 16 patents issued/allowed and 59 patent applications pending worldwide. The Company also holds 11 design patents issued/allowed and 3 design patents pending worldwide. It also has registered trademarks in Israel, Europe, UK and the U.S. relating to the LIBERTY® Endovascular Robotic Surgical System, and also has trademarks relating to its proprietary Microbot Medical wordmark and logo registered in the U.S., Israel, Europe, and UK, in addition to having registered trademarks for the “One & Done” wordmark in Israel, Europe, the U.S., UK, and Japan. The Company also has a registered trademark in the U.S. for the NovaCross trademark.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROBOT MEDICAL INC.

By:	/s/ Harel Gadot
Name:	Harel Gadot
Title:	Chief Executive Officer, President and Chairman

Date: January 6, 2025